FINANCIAL / INVESTOR
COMMUNITY MEETING
Derrick Kuzak
Group Vice President, Global Product Development
January 16, 2008

Our Plan
• Aggressively restructure to operate
 profitably at lower demand and changing
 model mix
• Accelerate the development of new
 products that customers want and prefer
• Finance our plan and improve our balance
 sheet
• Work together

Agenda
• How We Plan
• How We Work - Achieving World Class
 Efficiency
• Products and Technologies We Are
 Delivering

How We Plan:
Global Product Plan Principles
Goal
Principles
Ensure a customer view of success
• Achieve benchmark levels of:
 – % of volume new or significantly freshened
 – Average age of portfolio
 – Number of unique showroom nameplates
• Achieve benchmark cadence of timing and
 scope of product change: 3/6/9/12 year
 cadence
Reduce investment through
simplification and increased efficiency
• Achieve benchmark levels of:
 – Platforms
 – Powertrain architectures and combinations
 – Order guide complexity
• Ford Brand vehicles shared globally
• Fully differentiated Ford-to-Lincoln vehicles
• Investment at benchmark levels

Ford
Lincoln
2006
2007
2008
2009
2010
2011
Memo: Toyota 3.1 - 4.2 yrs, Chevy 3.9 - 4.8 yrs
35% Improvement
Average Age of Portfolio (Years)

Metric Performance (Global Ford)
Volume per Platform Family
Core Platforms
Total Platforms
Memo: Toyota 400K - 570K
Memo: Toyota 18 - 15
2006	2007	2008	2009	2010	2011	2012
Platform families reduce through the period.
Average volume per core platform will continue to increase.
15% Improvement
100% Improvement

• Commonality
 • Part re-use and modular designs
• Complexity Reduction
 • Orderable combinations
 • Platform reductions
• Procurement Efficiencies
 • Low-cost country die sourcing
 • Direct tool sourcing with cost models
 • On-line quoting for tools
 • Direct gage sourcing / Generic gage designs
• Plant Manufacturing
 • Physical-based costing
 • Digital pre-assembly validation
 • Flexible automation: body shop, plant facilities
• Engineering
 • Low-cost country engineering
 • Prototype construction reductions
 • CAE validation vs. physical validation
 • Production tool pull-ahead in lieu of prototype
 tooling
 • Global engineering
Investment Efficiency Improvement

How We Work -
Achieving World Class Efficiency

Product Development Objectives
Efficiency
Output
Input
# Programs
Engineering Costs
=
=
More exciting products, Greater efficiency, Less cost

Efficiency Improvement Actions
• Global Product Development System
• First-time Through Capability
• Improved Virtual Capabilities
• Global Product Development
• Engineering Footprint Migration
• Giving Engineers Time To Engineer

GPDS - Accelerating Product Development
Calendar Year	2004	2006	2008+
New Top Hat	Base	24% faster	49% faster
All New Vehicle (Top Hat + Platform)	Base	19% faster	27% faster

Improved Virtual Capability
• Overall prototype spending cut in HALF over 3 year period
 – 35% fewer prototype vehicles (Increased Virtual Capability and Commonality)
 – 20% less cost per unit (Increased Commonality)
 – 20% less spending on prototype tooling (Increased Virtual and Commonality)

Top Hat Content and
Vehicle Integration
Systems/Commodities
Shared within Platforms
Lead Engineering/
Purchasing D&R
Single Lead
Design and Engineering
Activity for all Top Hats
of each Platform
Single Lead
Engineering Activity for
each Platform
Single Lead
For each
system
• Body
• Chassis
• E/E
• P/T
Global Product Development -
How We Are Working

Product Strategy
• Bold, emotive exterior designs
• Great to drive
• Great to sit in
 - Comfort and convenience of a second home on
 wheels
 - Remarkably quiet
• Fuel Economy as a reason to buy
• Unmistakably a Ford or Lincoln in look, sound, feel
• All with exceptional value

Products and Technologies
We Are Delivering

Design Leadership … What It Takes
• New design process, focused on target
 customer and design progressives

• Engineering creativity and resolve to
 deliver winning designs

• Brand aligned, consistent Design DNA

• Exciting designs - “unexpected from Ford”
 - that bring customers to the showroom

Design Leadership: Millimeters Matter

Product DNA … Unmistakably a Ford
in Look, Sound, Feel

Product DNA - Attributes
• Accommodation and Usage
 - Driver and Passenger
 Accommodation
 - Primary and Secondary
 Controls
 - Stowage
 - Seat Comfort
•  Perceived Quality
 - Switch Feel
 - Illumination
 - Material Feel
 - Welcome Strategy
• Vehicle Human-Machine Interface
 - Perception
 - Controllability
 - Comprehensibility
• Vehicle Dynamics
 - Ride
 - Steering
 - Handling
 - Braking
•  Vehicle NVH
 - Powertrain Sound Quality
 - Door Closing Sound
 - Chimes
•  Performance and Driveability
 - Performance Feel
 - Driveability

Product DNA:
Designing Seats with DNA

A Clear Technology Strategy To Set
Priorities And Guide Actions
A Clear Technology Strategy To Set
Priorities And Guide Actions
Sustainability
“Greener Miles”
• Achieving
 substantial CO2 and
 fuel economy
 improvement by
 2015
• Improving interior air
 quality
• Maximizing use of
 renewable resources
Safety
“Safer Miles”
• Achieving Consumer
 Reports Top
 Recommended Buy
• Introducing highly
 valued, breakthrough
 and differentiated
 features
Design
“Bolder Miles”
• Exciting interiors
 and exteriors
 aligned to Brand
• Leveraging global
 platforms with the
 right proportions
• Achieving design
 leadership

Highlights:
• Exclusivity with Microsoft until November
 2008.
• SYNC is already available today on 12 Ford,
 Lincoln and Mercury vehicles. By the end of
 2008, it will be offered on nearly every new
 Ford, Lincoln and Mercury vehicle.
• Standard on Lincoln & High-Series
 Ford/Mercury vehicles.
• 911 Assist available on some 2009MY Ford,
 Lincoln and Mercury vehicles.
• Many awards, including Popular Mechanics
 “Automotive Excellence” and “Breakthrough”;
 Bluetooth Special Interest Group “Best of CES
 2008”; CNET “Best of CES” (2007).
Best-in-Class media device and hands-free phone connectivity system co-branded with Microsoft.
“SYNC” Media Gateway Module
“SYNC” Media Gateway Module

Ford will be the first OEM to offer Sony branded audio in North America and will include a signature electronics finish panel design
Highlights
• Launches 2008CY on the 2009MY
 F-150 and Flex
• Full migration on all retail Ford and
 Mercury vehicles (including
 imports)
• Sony brand rated #1 most powerful
 brand in the 2007 Brand Power
 study
• Partnership poised to leverage co-
 marketing and technology sharing
 opportunities
Sony Branded Audio
Sony Branded Audio

Next-Generation
Navigation System
Custom Connectivity
Custom Connectivity
• Advanced voice-recognition technology
• Advanced voice-recognition technology
• Personal juke box that can store up to 2,400 songs
• Personal juke box that can store up to 2,400 songs
• New 8-inch touch-screen display
• New 8-inch touch-screen display

SIRIUS Travel Link
▪ Up-to-the-minute information
 and entertainment
▪ Current gas prices from an
 estimated 120,000 filling
 stations
▪ Local, real-time traffic
 information for 78 markets
▪ Coast-to-coast weather
 conditions with five-day
 forecasts
▪ Personalized sports scores and
 schedules
▪ Movie listing details, including
 times, theater addresses,
 ratings and running lengths for
 over 4,500 theaters

2009 Lincoln MKS

Lincoln MKS Key Selling Features
Progressive Design
▪ New Split Grille (new ‘Lincoln’)
▪ New Wheel Line-up (dual finishes, long
 spokes, tight radii, great depth)
▪ Genuine Wood & Metal
▪ Sporty Confidence, Daring
▪ Next Gen Keypad
Refined, Yet Dynamic American Design
Driver’s Comfort
▪ NVH package
▪ “Comfort” Seat w/ Lincoln Premium
 Leather
▪ Twin Panel Moonroof
▪ Heated and Cooled Front Seats
▪ BIC Rear Seat Package & Trunk Vol.
▪ Capless Fuel Fill
▪ Maximize Customer Safety
Business Class Experience
Smooth Power On-Demand
Engaged Drive
▪ 3.7L V6 FWD/AWD
▪ Responsive Suspension/Tuning
▪ 19” Wheels with V-Rated Tires
▪ 20” Wheels (late availability)
▪ Advance Trac and Tiptronic Shifter
Connected and In Command
Technology at your command
▪ Voice Activated NAV
▪ Passive Entry/ Passive Start
▪ Push Button Start
▪ SYNC, Sat. Radio & Premium Branded
 Audio
▪ Adaptive Cruise and Adaptive HID
▪ Smart Beams & Rain Sen. Wipers

2009 Ford Flex

Flex Key Selling Features
Flex Key Selling Features
 ▪ Bold two-box design with confident stance
 ▪ Signature Ford 3-bar chrome grille
 ▪ Distinctive Character Lines
 ▪ Two-Tone Roof
 ▪ 19” Aluminum Wheels
 ▪ HID headlamps, LED Tail lamps
Dares To Be Different Design
 ▪ Segment Leading 2nd Row Legroom
 ▪ 2nd Row Footrests
 ▪ Optimized 2nd, 3rd row Ingress and Egress
 ▪ Premium Fit and Finish
 ▪ Soft Touch panels and armrests
 ▪ Fold Flat Front Passenger, 2nd, 3rd Row
 Seats
 ▪ Power Liftgate
Unexpected Comfort & Flexibility
 ▪ Refrigeration System (Class Exclusive)
 ▪ Sync (Class Exclusive)
 ▪ EasyFuel, Capless Fuel (Class Exclusive)
 ▪ Ambient Lighting (Class Exclusive)
 ▪ Multi-panel Vista Roof
 ▪ Voice Activated Navigation, Real Time
 Traffic and Weather Updates
Leading Technology
 ▪ Standard AdvanceTrac with Roll Stability
 Control
 ▪ Standard Side Canopy Air bags
 ▪ Available All Wheel Drive
 ▪ Rear Back Up Camera
Advanced Safety

2009 Ford F-150

Next Generation Navigation
Next Generation Navigation
SYNC
SYNC
SONY Branded Audio
SONY Branded Audio
Integrated Trailer
Integrated Trailer
Brake Controller
Brake Controller
Increased Stowage
Increased Storage
F-150 All New Interior Lariat

F-150 Key Selling Features
New Content Innovations
 ▪  Fully Flat Rear Cargo Load Floor
 ▪  Heated / Cooled Seats
 ▪  Tailgate Step
 ▪  Power Running Boards
 ▪  Retractable Box Side Step
 ▪  Ambient Lighting
 ▪  22” Wheels
 ▪  Next Generation Navigation System
 ▪  Premium Branded Audio
 ▪  SYNCTM
 ▪  EasyFuel Capless Re-fueling
 ▪  Trailer Tow Side Mirrors
 • Power, Telescope, Folding
 ▪  Rain Lamps
 ▪  Trailer Brake Control
 ▪  Trailer Sway Mitigation
New Content for the Segment
Rear Back-up Camera (View Through
Navigation)
New Content for Ford NA

Explorer America Concept
Explorer America Concept

Explorer America Concept
Explorer America Concept
 ▪ 2.0-liter 4 cylinder engine with
 EcoBoost technology
 ▪ 275 hp and 280 lb.-ft of torque
 ▪ Offered with premium 3.5-liter V6 with
 about 340 hp
Powertrain
 ▪ Modern, muscular design language
 ▪ Integrated three-bar grille
 ▪ Defined power dome hood
 ▪ Wrap-around rear glass panel window
 ▪ Sliding rear door
 ▪ Single-touch stackable, sliding seats
 ▪ Work table with seats deploy from the
 tailgate
 ▪ Three-dimensional compass and
 navigation unit built right into the
 instrument panel
Design
 ▪ Ford Explorer America concept is a
 new kind of utility with better fuel
 efficiency
 ▪ Room for six and their gear
 ▪ Moderate towing and off-roading
 capabilities
Fuel-Saving Utility

EcoBoost
MORE WITH LESS
Better fuel economy? Up to 20%. And more power. Simple fact: Even with advanced technologies, the majority of vehicles worldwide will be gasoline powered. That's millions. Ford Motor Company’s new gas-turbo direct-
injection engines can help. Here’s how EcoBoost does more with less:
UP TO
20 PERCENT FUEL
IMPROVEMENT
UP TO 15 PERCENT
REDUCTION IN CO2
EMISSIONS
IMPROVED
ENGINE
PERFORMANCE

3.5L V-6 Gasoline Turbo-Charged Direct Injection
4.6L V-8
Gasoline Turbo-Charged Direct Injection
Torque Comparison
Engine Torque Comparison

Fuel Economy as a Reason To Buy
Near Term Fuel Economy Improvements
Mid-Size Utility
150 LBS
Final
 EPAS,
BMS, Fast
Engine
Warm-up,
ADFSO,
N/V opt
Downsized PT
with
EcoBoost
Technology
5 to 6 speed
+ASC
Aero and
Parasidic
Improvements

Ford Verve - B Car Concept

B Car - China

B Car - Europe

Lincoln MKT Concept
Lincoln MKT Concept

Lincoln MKT Concept
Lincoln MKT Concept
 ▪ Distinct Lincoln design and luxury in a
 spacious utility vehicle
 ▪ Signature double-wing chrome grille
 ▪ LED headlamps wrap around the
 sculptured hood
 ▪ Full-width LED taillamps
 ▪ Liquid Bronze Metallic paint
 compliments the chrome brightwork
 ▪ Intricate 21-inch, 12-spoke
 interlocking chrome aluminum wheels
 ▪ Four executive-sized chairs mirroring
 those in first-class aircraft cabins
 ▪ Patented 3-D interior lighting
 technology
Luxurious Utility
 ▪ 3.5-liter V-6 engine with EcoBoost
 technology delivers 415 horsepower
 and 400 lb.-ft of torque
 ▪ Flex-fuel capable
 ▪ Weight-saving, eco-friendly
 “upcycled” materials boost fuel
 efficiency
Powerfully Efficient
 ▪ Upcycled plastics from discarded soft
 -drink bottles and other polyester
 waste reduce energy consumption
 ▪ Plush, hand-knotted rug made from
 banana silk
 ▪ Chromium-free leather seats
Environmentally Friendly

Risk Factors
Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are based on expectations, forecasts and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

• Continued decline in market share;
• Continued or increased price competition resulting from industry overcapacity, currency fluctuations or other factors;
• An increase in or acceleration of market shift away from sales of trucks, sport utility vehicles, or other more profitable vehicles, particularly in the United States;
• A significant decline in industry sales, particularly in the United States or Europe, resulting from slowing economic growth, geo-political events or other factors;
• Lower-than-anticipated market acceptance of new or existing products;
• Continued or increased high prices for or reduced availability of fuel;
• Currency or commodity price fluctuations;
• Adverse effects from the bankruptcy or insolvency of, change in ownership or control of, or alliances entered into by a major competitor;
• Economic distress of suppliers that has in the past and may in the future require us to provide financial support or take other measures to ensure supplies of components or materials;
• Labor or other constraints on our ability to restructure our business;
• Work stoppages at Ford or supplier facilities or other interruptions of supplies;
• Single-source supply of components or materials;
• Substantial pension and postretirement health care and life insurance liabilities impairing our liquidity or financial condition;
• Worse-than-assumed economic and demographic experience for our postretirement benefit plans (e.g., discount rates, investment returns, and health care cost trends);
• The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs;
• Increased safety, emissions (e.g., CO2), fuel economy, or other (e.g., pension funding) regulation resulting in higher costs, cash expenditures, and/or sales restrictions;
• Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise;
• A change in our requirements for parts or materials where we have entered into long-term supply arrangements that commit us to purchase minimum or fixed quantities of certain parts or materials, or to pay a minimum amount to the seller ("take-or-pay" contracts);
• Adverse effects on our results from a decrease in or cessation of government incentives;
• Adverse effects on our operations resulting from certain geo-political or other events;
• Substantial negative Automotive operating-related cash flows for the near- to medium-term affecting our ability to meet our obligations, invest in our business or refinance our debt;
• Substantial levels of Automotive indebtedness adversely affecting our financial condition or preventing us from fulfilling our debt obligations (which may grow because we are able to incur substantially more debt, including additional secured debt);
• Inability of Ford Credit to access debt or securitization markets around the world at competitive rates or in sufficient amounts due to additional credit rating downgrades, market volatility, market disruption or otherwise;
• Higher-than-expected credit losses;
• Increased competition from banks or other financial institutions seeking to increase their share of financing Ford vehicles;
• Changes in interest rates;
• Collection and servicing problems related to finance receivables and net investment in operating leases;
• Lower-than-anticipated residual values or higher-than-expected return volumes for leased vehicles; and
 New or increased credit, consumer or data protection or other regulations resulting in higher costs and/or additional financing restrictions.

We cannot be certain that any expectation, forecast or assumption made by management in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion of these risks, see "Item 1A. Risk Factors" in our 2006 Form 10-K Report.
SAFE HARBOR